HUGHES SUPPLY, INC.                                                 EXHIBIT 99.1
LOCATION OF FACILITIES
AS OF JANUARY 28, 2000



                                                                     NUMBER OF
STATE/TERRITORY/COUNTRY             CITY                              BRANCHES
--------------------------------------------------------------------------------

ALABAMA                             Anniston                              2
                                    Birmingham                            4
                                    Cullman                               1
                                    Dothan                                2
                                    Homewood                              1
                                    Huntsville                            4
                                    Mobile                                3
                                    Montgomery                            3
                                    Pelham                                1
                                    Prichard                              2
                                                                     -----------
                                                                         23

ALASKA                              Anchorage                             1
                                                                     -----------
                                                                          1

ARIZONA                             Cottonwood                            1
                                    Flagstaff                             1
                                    Gilbert                               2
                                    Kingman                               1
                                    Lake Havasu City                      1
                                    Lakeside                              1
                                    Mesa                                  1
                                    Phoenix                               7
                                    Prescott                              1
                                    Scottsdale                            1
                                    Tucson                                2
                                                                     -----------
                                                                         19

ARKANSAS                            North Little Rock                     1
                                    Tontitown                             1
                                                                     -----------
                                                                          2

CALIFORNIA                          Artesia                               1
                                    Fresno                                1
                                    La Habra                              1
                                    North Hollywood                       1
                                    Sacramento                            1
                                    San Francisco                         1
                                    Union City                            1
                                                                     -----------
                                                                          7

COLORADO                            Avon                                  1
                                    Denver                                3
                                    Englewood                             1
                                    Ft. Collins                           1
                                    Longmont                              1
                                                                     -----------
                                                                          7

                                                                     NUMBER OF
STATE/TERRITORY/COUNTRY             CITY                              BRANCHES
--------------------------------------------------------------------------------


FLORIDA                             Bradenton                             1
                                    Bunnell                               1
                                    Cape Coral                            2
                                    Clearwater                            3
                                    Clermont                              1
                                    Daytona                               1
                                    Eaton Park                            2
                                    Ft. Lauderdale                        2
                                    Ft. Myers                             4
                                    Ft. Pierce                            2
                                    Gainesville                           2
                                    Holly Hill                            1
                                    Inverness                             1
                                    Jacksonville                          7
                                    Kissimmee                             1
                                    Lady Lake                             1
                                    Lake City                             1
                                    Lakeland                              4
                                    Leesburg                              1
                                    Longwood                              1
                                    Marianna                              1
                                    Melbourne                             1
                                    Miami                                 4
                                    Naples                                1
                                    Ocala                                 4
                                    Orange City                           1
                                    Orlando                              13
                                    Panama City                           3
                                    Pembroke Park                         1
                                    Pensacola                             2
                                    Perry                                 1
                                    Pompano Beach                         4
                                    Port Richey                           1
                                    Port St. Lucie                        1
                                    Riviera Beach                         1
                                    St. Augustine                         1
                                    St. Petersburg                        1
                                    Sarasota                              3
                                    Sebring                               1
                                    Tallahassee                           5
                                    Tampa                                 6
                                    Tavares                               1
                                    Thonotosassa                          2
                                    Venice                                1
                                    West Melbourne                        1
                                    West Palm Beach                       4
                                    Winter Haven                          2
                                    Winter Park                           1
                                                                     -----------
                                                                         107

                                                                     NUMBER OF
STATE/TERRITORY/COUNTRY             CITY                              BRANCHES
--------------------------------------------------------------------------------
GEORGIA                             Albany                                1
                                    Alpharetta                            1
                                    Athens                                3
                                    Atlanta                               3
                                    Augusta                               1
                                    Austell                               1
                                    Brunswick                             1
                                    Buford                                2
                                    Columbus                              3
                                    Conyers                               2
                                    Doraville                             2
                                    Forest Park                           1
                                    Garden City                           1
                                    Hampton                               1
                                    Kennesaw                              1
                                    Lawrenceville                         1
                                    Lithonia                              1
                                    Macon                                 6
                                    Marietta                              2
                                    Martinez                              1
                                    McDonough                             1
                                    Norcross                              4
                                    Oakwood                               1
                                    Savannah                              3
                                    Thomasville                           1
                                    Tifton                                2
                                    Tucker                                1
                                    Valdosta                              2
                                    Woodstock                             1
                                                                     -----------
                                                                         51

ILLINOIS                            Decatur                               1
                                    Mattoon                               2
                                    Romeoville                            1
                                                                     -----------
                                                                          4

INDIANA                             Fort Wayne                            1
                                    Indianapolis                          3
                                    Muncie                                1
                                    Whitestown                            1
                                                                     -----------
                                                                          6

                                                                     NUMBER OF
STATE/TERRITORY/COUNTRY             CITY                              BRANCHES
--------------------------------------------------------------------------------
KANSAS                              Garden City                           1
                                    Hutchinson                            1
                                    Wichita                               1
                                                                     -----------
                                                                          3

KENTUCKY                            Bowling Green                         1
                                    Glasgow                               1
                                    Louisville                            4
                                                                     -----------
                                                                          6

LOUISIANA                           Baton Rouge                           1
                                    Gonzales                              1
                                    Kenner                                1
                                    Luling                                1
                                    Port Allen                            1
                                    Sulphur                               1
                                                                     -----------
                                                                          6

MARYLAND                            Aberdeen                              1
                                    Capitol Heights                       1
                                    Finksburg                             1
                                    Frederick                             1
                                    Salisbury                             1
                                    Waldorf                               2
                                                                     -----------
                                                                          7

MEXICO                              Tampico                               4
                                    Villahermosa                          1
                                                                     -----------
                                                                          5

                                                                     NUMBER OF
STATE/TERRITORY/COUNTRY             CITY                              BRANCHES
--------------------------------------------------------------------------------
MICHIGAN                            Holt                                  1
                                    Romulus                               1
                                    Warren                                1
                                                                     -----------
                                                                          3

MISSISSIPPI                         D'Iberville                           1
                                    Greenville                            1
                                    Greenwood                             1
                                    Gulfport                              1
                                    Hattiesburg                           1
                                    Jackson                               1
                                    Laurel                                1
                                    Meridian                              1
                                    Pascagoula                            1
                                    Tupelo                                1
                                                                     -----------
                                                                         10

MISSOURI                            Arnold                                1
                                    Springfield                           1
                                    St. Charles                           1
                                    Wentzville                            1
                                                                     -----------
                                                                          4

MONTANA                             Missoula                              1
                                                                     -----------
                                                                          1

NEVADA                              Las Vegas                             1
                                                                     -----------
                                                                          1

NEW JERSEY                          Blackwood                             1
                                    Hopelawn                              1
                                    Piscataway                            1
                                                                     -----------
                                                                          3

NEW YORK                            Vestal                                1
                                                                     -----------
                                                                          1

NORTH CAROLINA                      Albemarle                             1
                                    Asheville                             1
                                    Charlotte                             9
                                    Concord                               2
                                    Durham                                1
                                    Elizabeth City                        1
                                    Fayetteville                          1
                                    Goldsboro                             1
                                    Greensboro                            2
                                    Henderson                             1
                                    Hickory                               1
                                    High Point                            1
                                    Huntersville                          1
                                    Kinston                               1
                                    Monroe                                4
                                    Pinehurst                             1
                                    Pineville                             1
                                    Raleigh                               5
                                    Rocky Mount                           1
                                    Salisbury                             1
                                    Statesville                           1
                                    Wilmington                            2
                                    Zebulon                               1
                                                                     -----------
                                                                         41

                                                                     NUMBER OF
STATE/TERRITORY/COUNTRY             CITY                              BRANCHES
--------------------------------------------------------------------------------

OHIO                                Batavia                               1
                                    Brimfield                             1
                                    Cincinnati                            1
                                    Cleveland                             1
                                    Columbus                              3
                                    Dayton                                3
                                    Elyria                                1
                                    Fairfield                             1
                                    Greenville                            1
                                    Hartville                             1
                                    Lima                                  1
                                    Marion                                1
                                    Monroe                                1
                                    Perrysburg                            1
                                    Solon                                 1
                                    Van Wert                              1
                                    West Chester                          1
                                                                     -----------
                                                                         21

OKLAHOMA                            Oklahoma City                         1
                                    Tulsa                                 2
                                                                     -----------
                                                                          3

PENNSYLVANIA                        Bedford                               1
                                    Monroeville                           1
                                    Shippenville                          1
                                                                     -----------
                                                                          3

SOUTH CAROLINA                      Aiken                                 1
                                    Anderson                              1
                                    Bluffton                              2
                                    Charleston                            3
                                    Cheraw                                1
                                    Columbia                              2
                                    Florence                              1
                                    Greenville                            3
                                    Greer                                 2
                                    Hilton Head                           1
                                    Lancaster                             1
                                    Myrtle Beach                          1
                                    North Charleston                      2
                                    Ridgeland                             1
                                    Roebuck                               1
                                    West Columbia                         2
                                                                     -----------
                                                                         25

TENNESSEE                           Alcoa                                 1
                                    Chattanooga                           2
                                    Clarksville                           1
                                    Cookeville                            1
                                    Franklin                              1
                                    Jackson                               1
                                    Knoxville                             2
                                    Memphis                               6
                                    Nashville                             6
                                                                     -----------
                                                                         21

TEXAS                               Allen                                 1
                                    Alvarado                              1
                                    Austin                                4
                                    Beaumont                              2
                                    Boerne                                1
                                    Brenham                               1
                                    College Station                       1
                                    Conroe                                1
                                    Corpus Christi                        3
                                    Dallas                                4
                                    Denton                                1
                                    Fort Worth                            1
                                    Freeport                              1
                                    Friendswood                           1
                                    Garland                               1
                                    Grand Praire                          1
                                    Grapevine                             1
                                    Haltom City                           1
                                    Harlingen                             1
                                    Helotes                               1
                                    Houston                              15
                                    Kerrville                             1
                                    La Porte                              1
                                    Laredo                                1
                                    Longview                              2
                                    Lufkin                                1
                                    McAllen                               1
                                    Mesquite                              1
                                    Mt. Pleasant                          1
                                    Pharr                                 1
                                    Prosper                               1
                                    Richardson                            1
                                    Richland Hills                        1
                                    Round Rock                            1
                                    San Antonio                           9
                                    Seguin                                1
                                    Sherman                               2
                                    Southlake                             1
                                    Texas City                            1
                                    Waxahachie                            1
                                                                     -----------
                                                                         73

                                                                     NUMBER OF
STATE/TERRITORY/COUNTRY             CITY                              BRANCHES
--------------------------------------------------------------------------------
UTAH                                Salt Lake City                        1
                                                                     -----------
                                                                          1

VIRGINIA                            Colonial Heights                      1
                                    Herndon                               1
                                    La Crosse                             1
                                    Lynchburg                             1
                                    Manassas Park                         1
                                    Norfolk                               2
                                    Richmond                              2
                                    Roanoke                               1
                                    Virginia Beach                        2
                                    Yorktown                              1
                                                                     -----------
                                                                         13

WASHINGTON                          Marysville                            1
                                    Seattle                               2
                                    Spokane                               1
                                    Tacoma                                1
                                    Tukwila                               1
                                                                     -----------
                                                                          6

WEST VIRGINIA                       Alum Creek                            1
                                    Fairmont                              1
                                    Martinsburg                           1
                                    South Charleston                      1
                                                                     -----------
                                                                          4


                                                                     -----------
TOTAL BRANCHES                                                           488
                                                                     ===========